SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Soliciting Material Under Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials

Westamerica Bancorporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

www.envisionreports.com/wabc Step 1: Go to www.envisionreports.com/wabc to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet Go to www.envisionreports.com/wabc Or scan the QR code with your smartphone Follow the steps outlined on the secure website Westamerica Bancorporation Annual Meeting Notice 02R1FC + + Important Notice Regarding the Availability of Proxy Materials for the Westamerica Bancorporation Shareholder Meeting to be Held on Thursday, April 26, 2018. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available at: Easy Online Access - A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Monday, April 16, 2018 to facilitate timely delivery. ..

Here's how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet - Go to www.envisionreports.com/wabc. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email - Send email to investorvote@computershare.com with "Proxy Materials Westamerica Bancorporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by Monday, April 16, 2018. NEITZEL ROAD SUISUN VALLEY ROAD MANGELS BLVD. BUSINESS CENTER DRIVE WESTAMERICA DR. EXIT 41 EXIT 41 Directions to Westamerica Bancorporation Annual Meeting of Shareholders Westamerica Bancorporation 4550 Mangels Blvd. Fairfield, CA 94534 From the West (San Francisco) Proceed onto I-80 East toward Sacramento. Take exit 41 for Suisun Valley Road/Pittman Road. Turn left onto Pittman Road/Suisun Valley Road. Continue to follow Suisun Valley Road. Use the 2nd from the left lane to turn left onto Business Center Drive/Mangels Blvd. Slight right to stay on Mangels Blvd. Destination will be on the right. From the East (Sacramento) Proceed onto I-80 West toward San Francisco. Take exit 41 toward Suisun Valley Road/Green Valley Road. Keep right at the fork. Merge onto Neitzel Road. Continue onto Neitzel Road. Use the left lane to turn left onto Suisun Valley Road. Use the 2nd from the left lane to turn left onto Business Center Drive/Mangels Blvd. Slight right to stay on Mangels Blvd. Destination will be on the right. Admission to the Meeting No ticket will be necessary for admission to the Annual Meeting. However, to facilitate the admission process, Shareholders of Record (registered holder) planning to attend the meeting should check the appropriate box on the Proxy Card or by voting online. If you hold shares through an intermediary, such as a bank or broker (beneficial owner), you will need to register at the desk in the lobby. Please bring the following as evidence of ownership: 1) a Legal Proxy, which you can obtain from your bank or broker or other intermediary or your shareholder statement dated on or after February 26, 2018, the Annual Meeting Record Date; and 2) photo identification. .. Westamerica Bancorporation Annual Shareholders Meeting Westamerica Bancorporation's Annual Meeting of Shareholders will be held on April 26, 2018 at Westamerica Bancorporation, 4550 Mangels Blvd., Fairfield, California, at 10:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposal 2, and FOR Proposal 3. 1. Election of Directors. 01 - E. Allen; 02 - L. Bartolini; 03 - E.J. Bowler; 04 - A. Latno, Jr.; 05 - P. Lynch; 06 - C. MacMillan; 07 - R. Nelson; 08 - D. Payne; 09 - E. Sylvester 2. Approve a non-binding advisory vote on the compensation of our named executive officers. 3. Ratification of Independent Auditor. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 02R1FC